INVESTMENT ADVISER
  STCM MANAGEMENT COMPANY, INC.
  380 Madison Avenue, Suite 2300
  New York, New York 10017

ADMINISTRATOR
  AQUILA MANAGEMENT CORPORATION
  380 Madison Avenue, Suite 2300
  New York, New York 10017

DISTRIBUTOR
  AQUILA DISTRIBUTORS, INC.
  380 Madison Avenue, Suite 2300
  New York, New York 10017

TRUSTEES
  Lacy B. Herrmann, Chairman
  Theodore T. Mason, Vice Chairman
  Paul Y. Clinton
  Robert L. Krakoff
  Anne J. Mills
  Cornelius T. Ryan

OFFICERS
  Lacy B. Herrmann, President
  Charles E. Childs, III, Senior Vice President
  Diana P. Herrmann, Vice President
  John M. Herndon, Vice President & Assistant Secretary
  Rose F. Marotta, Chief Financial Officer
  Richard F. West, Treasurer
  Edward M.W. Hines, Secretary
  Patricia A. Craven, Assistant Secretary

TRANSFER AND SHAREHOLDER SERVICING AGENT
  ADMINISTRATIVE DATA
    MANAGEMENT CORP.
  581 Main Street
  Woodbridge, New Jersey 07095-1198

CUSTODIAN
  BANK ONE TRUST COMPANY, N.A.
  100 East Broad Street
  Columbus, Ohio 43271

INDEPENDENT AUDITORS
  KPMG PEAT MARWICK LLP
  345 Park Avenue
  New York, New York 10154


Further information is contained in the Prospectus, which must precede or accompany this report.




ANNUAL
REPORT
JUNE 30, 1997

A CASH MANAGEMENT INVESTMENT

CAPITAL CASH
MANAGEMENT TRUST

[Logo of CCMT: triangle which contains a wave pattern in the left half and a grain of wheat in the right half and beneath this triangle are the three words: stability * liquidity * yield]

[Logo of Aquila Group of Funds: an eagle's head]

ONE OF THE
AQUILASM GROUP OF FUNDS




[Logo of CCMT: triangle which contains a wave pattern in the left half and a grain of wheat in the right half and beneath this triangle are the three words: stability * liquidity * yield]

CAPITAL CASH MANAGEMENT TRUST
ANNUAL REPORT

August 8, 1997

Dear Investor:

We are pleased to provide you with the Annual Report for Capital Cash Management Trust for the fiscal year ended June 30, 1997.

The economic climate and the Federal Reserve's monetary policy once again had an impact on the short-term debt markets during the Trust's current report period.

The Federal Reserve voted on March 25th to raise short-term interest rates for the first time in more than two years. The central bank took one of the smallest steps it could, raising the more important of the two short-term rates it controls - the Federal Funds target rate for overnight loans between banks - by 25 basis points, to 5.50%. The Federal Reserve was concerned that with a strong economy and low unemployment, inflation would worsen as the increased stress on labor markets would potentionally put additional upward pressure on wages and ultimately prices.

However, it appears that the burst in demand during the first quarter moderated leaving little evidence to justify further Fed interest rate hikes. Indeed, most recently, the Federal Reserve decided to leave short-term interest rates unchanged, betting that the economy could continue to enjoy low unemployment without inflation.

While the securities markets remain volatile, Capital Cash Management Trust continues to provide competitive returns to alternative short-term investment opportunities without wavering from its conservative investment approach. At June 30, 1997, the end of the annual report period, the Trust's seven-day yield was 4.97%. As of this writing, the seven-day yield has increased to 5.05%.

We should emphasize that safety of the principal value of your investment and ready liquidity have always been, and continue to be, two of the main goals in the management of investors' assets in Capital Cash Management Trust.

Yield has always been a consideration in our management of your cash reserves. However, it has also always been the very strongest belief of the Trust's Board of Trustees and management that investors' cash reserves is one area with which one does not take any undue risks in order to seek a marginally higher rate of return.

Looking forward, we are optimistic that Capital Cash Management Trust will continue to provide investors attractive yields compared to alternative money market investments. Through alertness to market opportunities, the Trust can produce a highly competitive return for its investors without compromising safety.

All associated with Capital Cash Management Trust wish to thank you for your continued support and confidence. You can be assured that we will do everything possible to merit this trust and confidence.

                                                Sincerely,

                                                /s/ Lacy B. Herrmann
                                                Lacy B. Herrmann
                                                President and Chairman
                                                  of the Board of Trustees

                                                /s/ Charles E. Childs, III
                                                Charles E. Childs, III
                                                Senior Vice President and
                                                  Portfolio Manager

KPMG Peat Marwick LLP
Certified Public Accountants

INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of Capital Cash Management Trust:

    We have audited the accompanying statement of assets and liabilities of Capital Cash Management Trust, including the statement of investments, as of June 30, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used, and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capital Cash Management Trust as of June 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                  KPMG Peat Marwick LLP

New York, New York
August 8, 1997

CAPITAL CASH MANAGEMENT TRUST
STATEMENT OF INVESTMENTS
JUNE 30, 1997

FACE
AMOUNT       COMMERCIAL PAPER (18.9%)                                  VALUE
            Automotive (3.8%)
$  54,000   Ford Motor Credit Corp., 5.48%, 07/01/97                  $ 54,000

            Finance (4.9%)
   70,000   American General Finance Corp., 5.45%, 07/28/97             69,714

            Insurance (5.5%)
   79,000   Prudential Funding Corp., 5.52%, 07/16/97                   78,818

            Travel & Leisure Services (4.7%)
   68,000   American Express Credit Corp., 5.55%, 08/01/97              67,675
               Total Commercial Paper                                  270,207

            U.S. GOVERNMENT AGENCY DISCOUNT NOTES (78.7%)
   20,000   Federal Farm Credit Bank, 5.42%, 09/15/97                   19,771
   75,000   Federal Farm Credit Bank, 5.45%, 07/09/97                   74,910
   75,000   Federal Farm Credit Bank, 5.47%, 07/14/97                   74,852
  100,000   Federal Home Loan Banks, 5.44%, 07/24/97                    99,652
   35,000   Federal Home Loan Mortgage Corporation, 5.42%, 09/02/97     34,668
   60,000   Federal Home Loan Mortgage Corporation, 5.42%, 08/06/97     59,675
   65,000   Federal Home Loan Mortgage Corporation, 5.43%, 09/02/97     64,382
   70,000   Federal Home Loan Mortgage Corporation, 5.46%, 07/18/97     69,820
   80,000   Federal Home Loan Mortgage Corporation, 5.46%, 07/21/97     79,757
   80,000   Federal Home Loan Mortgage Corporation, 5.485%, 07/25/97    79,707
   70,000   Federal National Mortgage Association, 5.39%, 08/19/97      69,487
   45,000   Federal National Mortgage Association, 5.43%, 08/04/97      44,769
   75,000   Federal National Mortgage Association, 5.43%, 07/29/97      74,683
   95,000   Federal National Mortgage Association, 5.45%, 07/03/97      94,971
   75,000   Federal National Mortgage Association, 5.495%, 07/31/97     74,657

   65,000   Federal National Mortgage Association, 5.50%, 08/12/97      64,583
   50,000   Federal National Mortgage Association, 5.43%, 09/03/97      49,517
               Total U.S. Government Agency Discount Notes           1,129,861

               Total Investments (cost $1,400,068*)        97.6%     1,400,068
               Other assets in excess of liabilities         2.4        35,088
               Net Assets                                 100.0% $   1,435,156

               * Cost for Federal tax purposes is identical.

See accompanying notes to financial statements.

CAPITAL CASH MANAGEMENT TRUST
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1997

ASSETS
  Investments at value (cost - $1,400,068)                        $ 1,400,068
  Cash                                                                    699
  Due from Administrator for reimbursement of expenses (note 2)        51,387
  Other assets                                                          4,017
    Total assets                                                    1,456,171

LIABILITIES
  Accrued expenses                                                     20,849
  Dividends payable                                                       166
    Total liabilities                                                  21,015

NET ASSETS (equivalent to $1.00 per share on 1,435,156 shares
   outstanding)                                                   $ 1,435,156

Net Assets consist of:
  Capital Stock - Authorized an unlimited number of shares, par
     value $.01 per share                                         $    14,352
  Additional paid-in capital                                        1,420,804

                                                                  $ 1,435,156

See accompanying notes to financial statements.

CAPITAL CASH MANAGEMENT TRUST
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 1997

INVESTMENT INCOME:
  Interest Income                                                    $ 90,640

Expenses:
  Investment Adviser fees (note 2)                       $  3,423
  Administrator fees (note 2)                               2,568
  Trustees' fees and expenses                              23,306
  Legal fees                                               17,864
  Audit and accounting fees                                15,550
  Transfer and shareholder servicing agent fees            11,222
  Shareholders' reports and proxy statements               10,827
  Registration fees and dues                                8,591
  Custodian fees (note 4)                                   8,483
  Miscellaneous                                             9,244
                                                          111,078

  Investment Advisory fees waived (note 2)                 (3,423)
  Administration fees waived (note 2)                      (2,568)
  Reimbursement of expenses by Administrator (note 2)     (98,121)
  Expenses paid indirectly (note 4)                          (109)
    Net expenses                                                        6,857
    Net investment income                                            $ 83,783

See accompanying notes to financial statements.

CAPITAL CASH MANAGEMENT TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                          Year Ended June 30,
                                                          1997         1996
FROM INVESTMENT ACTIVITIES:
Net investment income                                    $ 83,783    $ 94,678
Dividends to shareholders ($0.0489
  and $0.0518 per share, respectively)                    (83,783)    (94,678)
Change in net assets derived from
  investment activities                                      -           -

FROM CAPITAL SHARE TRANSACTIONS:
                                     SHARES
                                Year Ended June 30,
                                1997         1996
Proceeds from shares sold      1,446,854   1,793,543   1,446,854    1,793,543
Reinvested dividends              83,694      92,994      83,694       92,994
Cost of shares redeemed       (1,860,327) (1,781,950) (1,860,327) (1,781,950)
Change in net assets from
  capital share transactions    (329,779)    104,587    (329,779)     104,587
Change in net net assets                                (329,779)     104,587

NET ASSETS:
  Beginning of period                                  1,764,935    1,660,348
  End of period                                      $ 1,435,156  $ 1,764,935

See accompanying notes to financial statements.

CAPITAL CASH MANAGEMENT TRUST
NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    Capital Cash Management Trust (the "Trust") is a Massachusetts business trust established on August 20, 1976 as a successor to the money-market fund, the STCM Corporation, which commenced operations on July 8, 1974.

    The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a) PORTFOLIO VALUATION: The Trust's portfolio securities are valued by the amortized cost method permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), which, after considering accrued interest thereon, approximates market. Under this method, a portfolio security is valued at cost adjusted for amortization of premiums and accretion of discounts. Amortization of premiums and accretion of discounts are included in interest income.

b) SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premiums and accretion of discounts as discussed in the preceding paragraph.

c) FEDERAL INCOME TAXES: It is the policy of the Trust to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Trust intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

d) REPURCHASE AGREEMENTS: It is the Trust's policy to monitor closely the creditworthiness of all firms with which it enters into repurchase agreements, and to take possession of, or otherwise perfect its security interest in, securities purchased under agreements to resell. The securities purchased under agreements to resell are marked to market every business day so that the value of the "collateral" is at least equal to the value of the "loan" (repurchase agreements being defined as "loans" in the 1940 Act), including the accrued interest earned thereon, plus sufficient additional market value as is considered necessary to provide a margin of safety.

e) USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    STCM Management Company, Inc. (the "Adviser") became Investment
Adviser to the Trust in February, 1992. In this role, under an Investment Advisory Agreement, the Adviser supervises the Trust's investments and provides various services for which they receive a fee which is payable monthly and computed on the net assets of the Trust at the annual rate of 0.20% of the Trust's average daily net assets. The Trust also has an Administration Agreement with Aquila Management Corporation (the "Administrator") to provide all administrative services to the Trust other than those relating to the investment portfolio and the accounting records. The Administrator receives a fee for such services which is payable monthly and computed on the net assets of the Trust at the annual rate of 0.15% of the Trust's average daily net assets. Details regarding the services provided by the Adviser and the Administrator are provided in the Trust's Prospectus and Statement of Additional Information.

    The Adviser and the Administrator each has agreed that the above fees shall be reduced, but not below zero, by an amount equal to its proportionate share (determined on the basis of the respective fees computed as described above) of the amount, if any, by which the total expenses of the Trust in any fiscal year, exclusive of taxes, interest, and brokerage fees, shall exceed the lesser of (i) 1.5% of the first $30 million of average annual net assets of the Trust plus 1% of its average annual net assets in excess of $30 million, or (ii) 25% of the Trust's total annual investment income. No such reduction in fees was required during year ended June 30, 1997 inasmuch as the Adviser and the Administrator voluntarily waived their entire fees in the amount of $3,423 and $2,568, respectively. In addition, in order to comply with this expense limitation, the Administrator reimbursed expenses in the amount of $82,435. Also, the Administrator has undertaken to waive fees or reimburse the Trust to the extent that annual expenses exceed 0.60 of 1% of average net assets in any fiscal year and therefore reimbursed expenses in the additional amount of $12,390. Further, the Administrator voluntarily reimbursed expenses of $3,296, bringing the total expense reimbursement for the year to $98,121. Of this amount, $46,734 was paid prior to June 30, 1997 and the balance of $51,387 was paid in July and early August, 1997.

    Under a Distribution Agreement, Aquila Distributors, Inc. (the "Distributor") serves as the exclusive distributor of the Trust's shares. No compensation or fees are paid to the Distributor for such share distribution.

3. DISTRIBUTIONS

    The Trust declares dividends daily from net investment income and makes payment monthly in additional shares at the net asset value per share or in cash, at the shareholder's option.

4. CUSTODIAN FEES

    The Trust has negotiated an expense offset arrangement with its custodian wherein it receives credit toward the reduction of custodian fees whenever there are uninvested cash balances. During the year ended June 30, 1997, the Trust's custodian fees amounted to $8,483 of which $109 was offset by such credits. It is the general intention of the Trust to invest, to the extent practicable, some or all of cash balances in income-producing assets rather than leave cash on deposit with the custodian.

CAPITAL CASH MANAGEMENT TRUST
FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

                                           YEAR ENDED JUNE 30,
                               1997      1996      1995      1994      1993
Net Asset Value, Beginning
  of Period                   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000

Income from Investment
  Operations:
  Net investment income        0.0489    0.0518    0.0497    0.0309    0.0310

Less Distributions:
  Dividends from net
    investment income        (0.0489)  (0.0518)  (0.0497)  (0.0309)  (0.0310)

Net Asset Value, End of
  Period                      $1.0000   $1.0000   $1.0000   $1.0000   $1.0000

Total Return                    5.00%     5.29%     5.09%     3.14%     3.14%

Ratios/Supplemental Data
  Net Assets, End of Period
    (in thousands)             $1,435    $1,765    $1,660    $1,713    $1,744
  Ratio of Expenses to
    Average Net Assets          0.40%     0.40%     0.40%     0.28%     0.09%
  Ratio of Net Investment
    Income to Average Net
    Assets                      4.89%     5.17%     5.00%     3.08%     3.11%

Net investment income (loss) per share and the ratios of income and expenses to average net assets without the Adviser's and Administrator's voluntary waiver of fees, the Administrator's expense reimbursement and the expense offset in custodian fees for uninvested cash balances would have been:
  Net Investment Income
    (loss)                  ($0.0119) ($0.0018)   $0.0038 ($0.0137)  ($0.0221)
  Ratio of Expenses to
    Average Net Assets          6.49%     5.75%     5.02%     4.73%     5.41%
  Ratio of Net Investment
    Income (loss) to
    Average Net Assets        (1.19%)   (0.18%)     0.38%   (1.37%)   (2.21%)

See accompanying notes to financial statements.

FEDERAL TAX STATUS OF DIVIDENDS (UNAUDITED)

    This information is presented in order to comply with a requirement of the Internal Revenue Code AND NO CURRENT ACTION ON THE PART OF SHAREHOLDERS IS REQUIRED.

    For the fiscal year ended June 30, 1997, the total amount of dividends paid by Capital Cash Management Trust was ordinary dividend income.

    Prior to January 31, 1997, shareholders were mailed IRS Form 1099-DIV which contained information on the status of distributions paid for the 1996 CALENDAR YEAR.